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                                                                        EX-23.04
                                                                        --------



                                   CONSENT

                                      OF

                        CHESAPEAKE CAPITAL CORPORATION
                        ------------------------------


          Chesapeake Capital Corporation hereby consents to all of the references made to it in the Registration Statement on Form S-1 of ML Global Horizons L.P. as filed with the Securities and Exchange Commission on August 23, 1996.



Dated:  August 22, 1996


                                      CHESAPEAKE CAPITAL CORPORATION




                                      By: /s/ John Hoade
                                          -----------------------------
                                          John Hoade
                                          Executive Vice President & Secretary